ORDG
Paul Moody
780 Reservoir Avenue, #123
Cranston, RI 02910
Phone: (401) 714-5337
NO FAX NUMBER
Email: paul@vfinancialgroup.com

Petitioner, Pro Se

DISTRICT COURT

CLARK COUNTY, NEVADA

In the matter of: SAUER ENERGY, INC., a Nevada corporation	Case No.: A-20-826848-P DEPT. NO.: 5 **ORDER GRANTING APPLICATION FOR THE APPOINTMENT OF JEFFREY DENUNZIO AS CUSTODIAN OF SAUER ENERGY, INC. PURSUANT TO NRS 78.347(1)(b)**

IN THIS MATTER, notice was duly given to all concerned parties. The matter was scheduled for hearing before the above-entitled Court on the 26th day of January, 2021. In lieu of hearing, and by Minute Order on January 25, 2021, THE COURT, having considered the Application by Paul Moody ("Petitioner") for the Appointment of Jeffrey DeNunzio as Custodian of SAUER ENERGY, INC. (the "Company"), pursuant to NRS 78.347(1)(b), and no opposition having been filed with the Court, and for good cause appearing;

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

Pursuant to NRS 78.347, Jeffrey DeNunzio shall be and is hereby appointed custodian of the Company.

1. That Jeffrey DeNunzio be appointed custodian of the Company with all powers specified in NRS 78.347(6), including but not limited to, as follows: to exercise all of the powers of

the corporation, through or in place of its board of directors or officers, for the purposes of continuing the Company as a going concern, reinstating the corporate charter, appointing interim officer(s) and director(s), reorganizing the Company, negotiating and settling with any debtor or creditor, hiring counsel, accountants or business consultants, initiating shareholder meetings, increasing authorized shares of stock, issuing new shares of stock, authorizing and designating new classes of preferred stock, initiating litigation in the name of the Company, and in his discretion to take any action that custodian deems just and beneficial to the corporation and its shareholders;

2. That the Company's current stock transfer agent shall promptly provide a copy of the Company's transfer agent and registrar agreement and certified shareholder list to Custodian upon electronic request by Custodian so that Custodian can call a special or annual meeting of stockholders. Transfer agent shall provide Custodian with invoices reconciling any amount owed to transfer agent;

3. Pursuant to NRS 78.347(3)(a), Custodian shall comply with NRS 78.180 to reinstate the Company.

4. Custodian shall provide reasonable notice of at least 10 days to all shareholders of record of a shareholders' meeting that will be held within a reasonable time after this Order is entered.

5. Custodian shall submit a report to this Court of the actions taken at said shareholders' meeting.

6. Custodian shall, pursuant to NRS 78.237(4), file an amendment to the Articles of Incorporation of the Company with the Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc. (n/k/a FINRA), or Securities and Exchange Commission (SEC) investigations, violations or convictions concerning Custodian, or his affiliates or subsidiaries;

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers and directors of the Company to request that the Company comply with corporate formalities and continue its business;

(c) A statement that Custodian is in fact continuing the business and attempting to further the interests of the shareholders;

(d) A statement that Custodian will reinstate or maintain the corporate charter; and

(e) Any other information as may be required by regulations promulgated by the Secretary of State.

5. Custodian shall submit quarterly reports regarding the status and progress of the Company, on or before the following dates:

(a) April 30, 2021;

(b) July 31, 2021;

(c) October 31, 2021; and

(d) January 31, 2022.

6. If the Custodian submits the quarterly reports prior to the above specified dates, and the Court approves the reports, the Court may prepare a minute order waiving the attorney's appearance.

7. Such other and further legal and/or equitable relief as the Court deems just and proper.

IT IS SO ORDERED.

Dated this 28th day of January, 2021

VBarisich

DISTRICT COURT JUDGE

F78 F20 2672 10F2
Veronica M. Barisich
District Court Judge

Respectfully Submitted by:

By: /s/ Paul Moody

Paul Moody
780 Reservoir Avenue, #123
Cranston, RI 02910
Phone: (401) 714-5337
NO FAX NUMBER
Email: paul@vfinancialgroup.com

Petitioner, Pro Se